UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

MERISEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer identification No.)

	127 W. 30th Street, 5th Floor	10001
	New York, NY	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry Into a Material Definitive Agreement

On February 27, 2008, Merisel, Inc. and its operating subsidiaries (together, the “Company”) entered into a three year amendment and extension of the Company’s $15,500,000 revolving credit facility (the “Facility”) with Amalgamated Bank (“Lender”) and its $800,000 term loan with Lender through December 31, 2009.   The Company’s borrowings under the Facility are limited to 85% of its eligible accounts receivable.  The Facility is secured by the assets of the Company.  The amendment and extension was memorialized by Amendment No. 2 by and among Color Edge LLC, Color Edge Visual LLC and Crush Creative LLC, as borrowers, Merisel, Inc., Merisel Americas, Inc. and their other subsidiaries as guarantors, and Lender and amends the Credit Agreement, dated March 1, 2005, as amended by Amendment No. 1, dated August 8, 2005, among the principal parties thereto. In connection with Amendment No. 2 the parties also entered into a Reaffirmation and Confirmation dated February 27, 2008 (the “Reaffirmation”) of the underlying security documents.

The description of Amendment No. 2 and the Reaffirmation is qualified in its entirety by their full text, which are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Exhibit Title

10.1
Amendment No. 2 to Credit Agreement, dated February 27, 2008, among Color Edge LLC, Color Edge Visual LLC and Crush Creative LLC, as borrowers, the Company, Merisel Americas, Inc., Comp 24 LLC, Fuel Digital, LLC, Dennis Curtin Studios, LLC, MADP, LLC and Advertising Props, Inc., as guarantors, and Amalgamated Bank, as lender.

10.2
Reaffirmation and Confirmation Agreement (Security Documents), dated February 27, 2008, among Color Edge LLC, Color Edge Visual LLC and Crush Creative LLC, as borrowers, the Company, Merisel Americas, Inc., Comp 24 LLC, Fuel Digital, LLC, Dennis Curtin Studios, LLC, MADP, LLC and Advertising Props, Inc., as guarantors, in favor of Amalgamated Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merisel, Inc.

Date: March 4, 2008	By:	/s/ Donald R. Uzzi
Name: Donald R. Uzzi
Title: Chairman, Chief Executive Officer and President

By:	/s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

10.1
Amendment No. 2 to Credit Agreement, dated February 27, 2008, among Color Edge LLC, Color Edge Visual LLC and Crush Creative LLC, as borrowers, the Company, Merisel Americas, Inc., Comp 24 LLC, Fuel Digital, LLC, Dennis Curtin Studios, LLC, MADP, LLC and Advertising Props, Inc., as guarantors, and Amalgamated Bank, as lender.

10.2
Reaffirmation and Confirmation Agreement (Security Documents), dated February 27, 2008, among Color Edge LLC, Color Edge Visual LLC and Crush Creative LLC, as borrowers, the Company, Merisel Americas, Inc., Comp 24 LLC, Fuel Digital, LLC, Dennis Curtin Studios, LLC, MADP, LLC and Advertising Props, Inc., as guarantors, in favor of Amalgamated Bank.